SCHEDULE 14C INFORMATION

             INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


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


                           WILSHIRE MUTUAL FUNDS, INC.
                           ---------------------------
                (Name of Registrant as Specified in Its Charter)


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

                IMPORTANT NEWS ABOUT WILSHIRE MUTUAL FUNDS, INC.


April 30, 2007


Dear Shareholder of the Large Company Growth Portfolio:


Wilshire Mutual Funds, Inc. (the "Company") has appointed Columbus Circle Investors, Logan Capital Management, Inc., Payden & Rygel, Quest Investment Management, Inc., Renaissance Investment Management, Sawgrass Asset Management, L.L.C. and Victory Capital Management Inc. as additional subadvisers to the Large Company Growth Portfolio.

Wilshire Associates Incorporated, the Company's investment adviser, continues to oversee the subadvisers.

The next few pages of this package feature more information about the new subadvisers, including their investment processes and styles. Please take a few moments to read them and call us at 1-888-200-6796 if you have any questions.

On behalf of the Board of Directors, I thank you for your continued investment in Wilshire Mutual Funds.


Sincerely,
/s/ Lawrence E. Davanzo
-----------------------
Lawrence E. Davanzo
President

                           WILSHIRE MUTUAL FUNDS, INC.


                              INFORMATION STATEMENT


                             TO SHAREHOLDERS OF THE
                         LARGE COMPANY GROWTH PORTFOLIO


This document is an Information Statement and is being furnished to shareholders of the Large Company Growth Portfolio (the "Portfolio"), a series of Wilshire Mutual Funds, Inc. (the "Company"), in lieu of a proxy statement pursuant to the terms of an exemptive order issued by the Securities and Exchange Commission (the "SEC"). Wilshire Associates Incorporated ("Wilshire") serves as the investment adviser for the Company. The exemptive order permits Wilshire and the Board of Directors of the Company (the "Board") to employ additional subadvisers, terminate subadvisers, and modify subadvisory agreements without prior approval of the Company's shareholders.

Under the SEC order, if Wilshire and the Board retain a new subadviser or materially change an existing subadvisory agreement between Wilshire and a subadviser, Wilshire is required to provide an Information Statement to shareholders of the affected portfolios of the Company explaining any changes and disclosing the aggregate fees paid to the subadvisers as a result of those changes. The Board reviews the subadvisory agreements annually. A form of subadvisory agreement is attached to this Information Statement as Exhibit A.

This Information Statement is being mailed on or about April 30, 2007 to the shareholders of the Portfolio of record as of March 30, 2007 (the "Record Date"). The Portfolio will bear the expenses incurred in connection with preparing this Information Statement. As of the Record Date, 15,060,795 shares of the Portfolio were issued and outstanding. Information on shareholders who owned beneficially 5% or more of the shares the Portfolio as of the Record Date is set forth in Appendix B. To the knowledge of the Company, the executive officers and Directors of the Company as a group owned less than 1% of the outstanding shares of the Portfolio and of the Company as of the Record Date.



             WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED
                            NOT TO SEND US A PROXY.

APPOINTMENT OF NEW SUBADVISERS TO THE LARGE COMPANY GROWTH PORTFOLIO

On January 22, 2007, the Board unanimously approved the appointment of Columbus Circle Investors ("CCI"), Logan Capital Management, Inc. ("Logan"), Payden & Rygel ("Payden"), Quest Investment Management, Inc. ("Quest"), Renaissance Investment Management ("Renaissance"), Sawgrass Asset Management, L.L.C. ("Sawgrass") and Victory Capital Management Inc. ("Victory"), as new subadvisers to the Large Company Growth Portfolio (the "Portfolio"), effective February 1, 2007.

Los Angeles Capital Management and Equity Research ("LA Capital"), Delaware Management Company, a series of Delaware Management Business Trust ("Delaware") and Goldman Sachs Asset Management ("GSAM") will continue as subadvisers to the Portfolio.

Effective February 1, 2007, Wilshire has allocated assets of the Portfolio to the following seven subadvisers: CCI, Logan, Payden, Quest, Renaissance, Sawgrass and Victory. LA Capital continues to manage a portion of the assets of the Portfolio. Also effective February 1, 2007, Wilshire determined that 0% of the assets of the Portfolio would be managed by Delaware and GSAM. Wilshire may change the allocation of assets of any subadviser of the Company at any time without Board approval.

No officers or Directors of the Company are officers, employees, directors, general partners or shareholders of CCI, Logan, Payden, Quest, Renaissance, Sawgrass or Victory (the "Subadvisers"). In addition, since January 1, 2006, the beginning of the Company's most recently completed fiscal year, no Director of the Company has had, directly or indirectly, a material interest, material transaction or material proposed transaction to which CCI, Logan, Payden, Quest, Renaissance, Sawgrass or Victory, or any of their parents or subsidiaries or any subsidiaries of a parent of any such entities was or is to be a party.

At its January 22, 2007 meeting, in connection with its review of Wilshire's proposed subadvisory agreements with CCI, Logan, Payden, Quest, Renaissance, Sawgrass and Victory (the "Agreements"), the Board evaluated information provided by Wilshire and CCI, Logan, Payden, Quest, Renaissance, Sawgrass and Victory in accordance with Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act").

The information in this summary outlines the Board's considerations associated with its approval of each of the Agreements. In connection with its deliberations, the Board considered such information and factors as it believed to be relevant. As described below, the Board considered the nature, extent and quality of the services to be performed by the Subadvisers under the Agreements; comparative fees as provided by the Subadvisers; the profits to be realized by the Subadvisers; the extent to which the Subadviser would realize economies of scale as the Portfolio grows; and whether any fall-out benefits would be realized by the Subadvisers. In considering these matters, the Board was advised with respect to relevant legal standards by independent counsel. In addition, the Directors who are not "interested persons" of the Company as defined in the 1940 Act (the "Independent Directors") with management and in private sessions with counsel at which no representatives of the Subadvisers were present.

As required by the 1940 Act, each approval was confirmed by the unanimous separate vote of the Independent Directors. In deciding to approve the Agreements, the Board did not identify a single factor as controlling and this summary does not describe all of the matters considered. However, the Board concluded that each of the various factors referred to below favored such approval.

The Board, including all the Independent Directors, considered the Agreements pursuant to a process that concluded at the Board's January 22, 2007 meeting, following an extensive process. The Adviser sent memoranda to the Subadvisers requesting information regarding the Subadvisory Agreements to be provided to the Directors in advance of the meeting. Based upon a review of the information received, counsel requested that Wilshire obtain additional information from the Subadvisers which was provided to the Directors in advance of the meeting.

In response to the requests for information, the Directors received information from each Subadviser describing: (i) the nature, extent and quality of services to be provided; (ii) the investment performance for products managed by the Subadviser that are similar to the Portfolio; (iii) the financial condition of the Subadviser; (iv) the extent to which economies of scale may be realized as the Portfolio grows; (v) whether fee levels reflect any possible economies of scale for the benefit of shareholders; (vi) where applicable, comparisons of services rendered and amounts paid to other registered investment companies and any comparable advisory clients; and (vii) benefits to be realized by the Subadvisers from its relationship with the Portfolio. The Independent Directors also received a memorandum from counsel describing their duties in connection with contract approvals, and they were assisted in their review by independent legal counsel.

As to each Agreement, the Board considered the nature, extent and quality of services to be provided under such Agreement. The Board considered the reputation, qualifications and background of the Subadviser, investment approach of the Subadviser, the experience and skills of investment personnel responsible for the day-to-day management of the Portfolio, and the resources made available to such personnel. The Board also considered the Subadviser's general legal compliance and the assessment of the Company's chief compliance officer regarding the Subadviser's compliance program. In addition, the Board considered the analysis provided by Wilshire, which concluded that each Subadviser would provide reasonable services and recommended that each Agreement be approved.

Based upon all relevant factors, the Board concluded that the investment performance for products managed by the Subadvisers that are similar to the Portfolio met or exceeded acceptable levels of investment performance and, therefore, was satisfactory.

The Board considered each Subadviser's proposed subadvisory fees. The Board evaluated the competitiveness of the subadvisory fees based upon data supplied by each Subadviser about the fees charged to other clients. The Board also considered that the subadvisory fee rates were negotiated at arm's length between Wilshire and each Subadviser and that Wilshire compensates each Subadviser from its fees and that the aggregate advisory fees had previously been deemed reasonable by the Board.

Based upon all of the above, the Board determined that the subadvisory fees for each Subadviser were reasonable.

The Board noted that Wilshire compensates each Subadviser from its own advisory fees and that the fees were negotiated at arm's length between Wilshire and each Subadviser. In addition, the Board noted that the revenues to the Subadvisers would be limited due to the size of the Portfolio. Accordingly, the Board concluded that they need not review estimated levels of profits to the Subadvisers in order to conclude, as they did, that profitability to the Subadvisers was not unreasonable.

The Board considered whether there may be economies of scale with respect to the subadvisory services to be provided to the Portfolio and whether the subadvisory fees reflect such economies of scale through breakpoints in fees. The Board also considered whether the estimated effective subadvisory fee rate for each Subadviser under the Agreement is reasonable in relation to the asset size of the Portfolio. The Board concluded that the fee schedule for each Subadviser reflects an appropriate recognition of any economies of scale.

The Board also considered the character and amount of other incidental benefits to be received by each Subadviser. The Board considered each Subadviser's soft dollar practices. The Board concluded that, taking into account the benefits arising from these practices, the fees to be charged under each Agreement are reasonable.

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of each Agreement are fair and reasonable and that the approval of each Agreement is in the best interests of the Portfolio.

CCI
CCI, located at One Station Place, Stamford CT 06902, is a registered investment advisory firm investing primarily in common stocks and other equity securities with strong earnings growth potential. CCI had $8 billion in assets under management as of December 31, 2006.

CCI uses a bottom-up approach (focusing on individual stock selection rather than forecasting market trends) in its selection of individual securities that it believes have an above average potential for earnings growth. Selection is based on the premise that companies doing better than expected will have rising securities prices, while companies producing less than expected results will not. CCI refers to its discipline as positive momentum and positive surprise.

Through in-depth analysis of company fundamentals in the context of the prevailing economic environment, CCI's team of investment professionals selects companies that meet the criteria of positive momentum in a company's progress and positive surprise in reported results.

The investment team is comprised of seven research analysts and Anthony Rizza, the portfolio manager that is primarily responsible for the day-to-day management of CCI's portion of the Portfolio. Anthony Rizza, CFA, Senior Managing Director and Portfolio Manager, joined CCI in 1991. He has managed CCI's large cap growth portfolios since 1998. His primary function during the last five years has been Portfolio Manager for CCI's large cap growth portfolios.

LOGAN
Logan, located at Six Coulter Avenue, Ardmore, PA 19003 is a registered investment advisory firm specializing in Domestic Large Cap Growth Investments. Logan had $1.333 billion in assets under management as of December 31, 2006. Logan's investment policy is that superior security selection can be achieved by combining the analysis of macroeconomic trends, fundamental characteristics and technical trends. This combination results in a portfolio of securities that have been chosen on factors beyond just the specifics of one company's business and allows Logan's managers to factor in multiple inputs when evaluating a decision. The resulting portfolio is one which contains companies with higher expected earnings growth rates than the broader market that have been purchased at inflection points of improving sustainable earnings growth.

Logan's investment team is comprised of Al Besse, David P. Harrison, Stephen S. Lee and Dana H. Stewardson. Al Besse is a founder and portfolio manager for the firm, and serves as Logan's President. As a member of the Growth Equity investment team he is responsible for the firm's technical analysis effort. Prior to joining Logan, Mr. Besse was a Vice President at First Fidelity Bank serving as co-manager of the Charitable Equity Fund. During his decade at the bank, he played a key role in the formation and development of First Fidelity's $2 billion Charitable Funds Management unit. Mr. Besse is a graduate of Haverford College (BA) and The Wharton School of the University of Pennsylvania
(MBA). Mr. Besse has 23 years of investment experience.

David P. Harrison is a founder, portfolio manager and a member of the Growth Equity and Fixed Income investment teams for the firm. Additionally, he serves as Chairman of Logan. During his 28 years at First Fidelity Bank, Mr. Harrison served as research analyst, portfolio manager and, ultimately, head of the bank's $2 billion Institutional Funds Management Group. He was also responsible for establishing the Fidelity Social Principles Fund. Mr. Harrison received his degree from St. Ambrose College (BA) and has been a member of The Financial Analysts of Philadelphia since 1968. Mr. Harrison has 40 years of investment experience.

Stephen S. Lee is a founder, portfolio manager and a member of the Growth Equity investment team for the firm. Additionally, he is responsible for the firm's compliance. His background includes finance, marketing and extensive programming experience. Mr. Lee has served as a Vice President of Mercer Capital Management and as a Financial Consultant at Merrill Lynch. He is a graduate of Lehigh University (BS). Mr. Lee has 16 years of investment experience.

Dana H. Stewardson is a founder, portfolio manager and a member of the Growth Equity investment team for the firm. He has served his clients as a portfolio manager for several investment firms including Mercer Capital Management, Edward
C. Rorer & Co. and Kidder, Peabody & Co. Mr. Stewardson is a graduate of Ohio Wesleyan University (BA) and is a member of The Financial Analysts of Philadelphia. Mr. Stewardson has 23 years of investment experience.

PAYDEN
Payden is located at 333 S. Grand Avenue, Los Angeles, California 90071. As of December 31, 2006, Payden managed approximately $50 billion in assets. Payden's large cap growth strategy is based upon the philosophy that over the long term, stock price appreciation follows earnings growth. The portfolio managers strive to create a portfolio of companies that they expect will grow their profits faster than their peer average. The managers believe that they can achieve such a portfolio through a bottom-up stock selection process, focusing on three types of companies: companies with long-term track records of above-average earnings growth and companies with earnings growth that the managers believe is underestimated.

Payden also places an emphasis on risk management. The portion of the Portfolio managed by Payden is well diversified and generally contains 50 to 70 stocks. Style consistency is maintained by monitoring risk factors, portfolio characteristics and tracking error to the appropriate benchmark.

Payden's investment team is comprised of Christopher Orndorff, CFA, and James Wong, CFA. Both Messrs. Orndorff and Wong have managed the large cap growth strategy since its inception, seven years ago. The firm manages and sub-advises for a variety of fixed income, equity and balanced strategies, predominantly for institutional clients and co-mingled investment vehicles. The firm's strategies include but are not limited to U.S. and global fixed income (low duration, core, LIBOR-based, LDI, long duration) and U.S. and global equities (large cap growth, all cap growth, global core) and alpha strategies (LIBOR plus and absolute return).

Christopher Onrdorff, CFA, is a managing principal at Payden who oversees the equity strategy group and is co-portfolio manager of the large-cap growth and global equity strategies. Mr. Orndorff is a member of the firm's Investment Policy Committee and the Executive Committee of the board of directors. He is a trustee of The Payden & Rygel Investment Group, the sponsor of the Paydenfunds, for which Payden is the investment adviser. He is frequently quoted in the press, having published numerous articles and co-authored three books on investing. Prior to joining Payden, Mr. Orndorff was a vice president at the Northern Trust Company in Chicago, managing domestic and global institutional fixed-income portfolios. He is a member of the CFA Society of Los Angeles, the CFA Institute and the Investment Counsel Association of America, Inc. He also serves as a Trustee of Westridge School and on the board of the Pasadena American Baseball Little League. Mr. Orndorff holds the Chartered Financial Analyst designation. He earned an MBA with an emphasis in Finance and international business from the University of Chicago, and a BS in Finance from Miami University in Ohio.

James Wong, CFA, is a principal and co-portfolio manager of both the large-cap growth and global equity strategies at Payden. He has worked with the two products since their inception. Prior to joining Payden, Mr. Wong was a trader at the Union Bank of Switzerland where he focused on mortgage-backed securities. Previously, he was in the mergers and acquisitions group at Salomon Brothers Inc. Mr. Wong holds the Chartered Financial Analyst designation and the National Association of Securities Dealers' series 7, 3 and 63 licenses. He earned an MBA degree from The Anderson School at the University of California, Los Angeles with an emphasis in Finance. Mr. Wong received a BS degree in Finance from The Wharton School at the University of Pennsylvania.

QUEST
Quest is located at 1 SW Columbia Street, Suite 1100, Portland, Oregon 97258. As of December 31, 2006, Quest managed approximately $2.01 billion in assets. Quest's investment decision process begins with a disciplined top-down strategy, initiating investment considerations with an analysis of credit, quantitative valuation and psychological indicators, and a qualitative evaluation of economic, political and social cycles/trends. This market cycle evaluation incorporates examination of the valuation level of the market, the direction of monetary policy and consideration of the psychology of the market. The purpose of this top-down work is to determine the overall direction of the market.

Decisions on sector and industry weightings, as well as individual stock selection, begin with an unbiased evaluation of sector, industry and stock strength. Quest utilizes a multi-component screening process to examine technical, fundamental and valuation metrics for the eligible investable universe of stocks. The first level of screening determines the investment health of the economic sectors and industries. This screen will help to determine the sector weights of the portfolio and will generate an initial list of attractive stocks. An additional level of screening narrows the list of stocks to a shorter list of stocks to own taking into account subjective qualifications on the economic outlook for the individual sectors and industries. The final screen pinpoints the optimal time to buy the stock factoring in technical chart analysis.

Quest's investment team is comprised of Cameron M. Johnson, Douglas P. Goebel, CFA, E. Adrian Hamilton, Monte L. Johnson, Garth R. Nisbet, CFA, and Gregory G. Sherwood. Mr. Johnson is the Chief Executive Officer of the firm and has 16 years of business experience in investment research and management. Mr. Goebel is Senior Vice President of the firm. He has 15 years of business experience in investment research and management. E. Adrian Hamilton is Vice President of Quest and has 34 years of business experience in investment research and management. Mr. Johnson is the Chairman of the firm. He has 40 years of business experience in investment research and management. Mr. Nisbet is Senior Vice President of the firm and he has 21 years of business experience in investment research and management. Prior to joining Quest, Mr. Nisbet held the position of Chief Investment Officer at Crabbe Huson. Mr. Sherwood is the President of the firm and has 19 years of business experience in investment research and management.

RENAISSANCE
Renaissance, located at 625 Eden Park Drive, Suite 1200, Cincinnati, Ohio 45202, is a registered investment advisory firm specializing in large cap growth, small cap growth, SMID growth and international equity products, as well as balanced and tactical asset allocation portfolio management services. As of December 31, 2006, Renaissance managed approximately $6.0 billion in assets.

Renaissance utilizes disciplined and systematic methods for identifying attractive growth companies with strong business and earnings momentum trading at reasonable valuations. Renaissance believes that portfolio management is both art and science. Renaissance employs advanced quantitative tools and techniques to help identify superior companies and superior investment opportunities.
Ongoing research, in the form of both security selection and enhanced quantitative methods, is integral to continued success. The investment style seeks growth at a reasonable price. Renaissance's disciplined approach in selecting stocks and building portfolios has been a strong contributor to its performance. Renaissance's investment process consists of the following three distinct stages:

1. Profitability & Financial Strength Analysis
The stock selection process begins with a universe of the 1,000 largest U.S. companies. This universe is then screened to identify those companies with above-average historical rates of profitability and strong financial characteristics. This initial screening process highlights only those companies with successful business records and strong operating results.

2. Multi-Dimensional Analysis
Renaissance is typically, then left with approximately 400-500 companies that are given further consideration. These companies are subjected to a rigorous quantitative scoring process whereby each is analyzed and ranked on the basis of historical growth, future earnings expectations and valuation. The end result of this analysis is a composite ranking. Only the top 20% of companies in this composite ranking are eligible for further review.

3. Qualitative Analysis
At this point, the analysis becomes purely qualitative. Renaissance analysts examine each company ranked in the top 20% considering their company fundamentals, business momentum, and management strategy, as well as many other factors. Renaissance utilizes outside research sources as well as their own analysis in this effort. Only the most attractive companies on the basis of this further qualitative review are then finally selected for client portfolios. Renaissance's scoring process also serves as a very effective sell discipline. Any issue falling below the top 40%, on the basis of our scoring process, is considered an automatic sale candidate, and triggers the sell discipline. This discipline results in companies being sold in favor of more attractively ranked companies. Portfolios typically hold 50-60 positions, equal-weighted at time of purchase. The maximum sector allocation is 40%. The maximum security position at market is twice its initial equal weight.

Michael Schroer, Chief Investment Officer, is the portfolio manager that is responsible for the day-to-day management of Renaissance's portion of the Portfolio. Mr. Schroer has 24 years of investment experience, and has been with Renaissance since 1984. As Chief Investment Officer and Managing Partner for Renaissance, he supervises the management and direction of the firm's investment research efforts, as well as, determining overall portfolio strategy.

SAWGRASS
Sawgrass, located at 1579 The Greens Way, Suite 20, Jacksonville Beach, Florida 32250, is a registered investment advisory firm specializing in Large
Capitalization Growth Equity. As of December 31, 2006, Sawgrass managed approximately $1.3 billion in assets.

Sawgrass' large cap growth investment philosophy embraces the belief that it is possible to add value over time by consistently applying a structured discipline that identifies attractive companies with demonstrated earnings growth, strong earnings momentum, rising earnings estimates and securities that are reasonably valued relative to their long term growth expectations. Combining these elements in a sector specific modeling process, allows Sawgrass to identify companies early in their cycle of positive change, which offers above average growth potential.

Sawgrass' investment team is comprised of four Chartered Financial Analysts solely focused on growth investing. Martin LaPrade, CFA, is the firm's lead large cap growth portfolio manager and is primarily responsible for the day-to-day management of Sawgrass' portion of the Portfolio.

Martin Laprade, CFA, is the lead portfolio manager for Sawgrass' portion of the Portfolio and has over 29 years of investment experience. Mr. LaPrade is a Partner at Sawgrass and a member of the firm's management committee. As a member equity research committee, he is responsible for merging quantitative equity models with specific security selection. Prior to Sawgrass, he was an equity portfolio manager with Barnett Capital Advisors, Inc. where he was an integral part of the institutional investment team and research committee. Mr. LaPrade received his B.S. in Accounting from Furman University. He is a member of the CFA Society of Jacksonville and has earned the Chartered Financial Analyst (CFA) designation from The CFA Institute, of which he is also a member.

Dean McQuiddy, CFA, offers a macro critique of Sawgrass's portion of the Portfolio and has 24 years of investment experience. Mr. McQuiddy is a founding Principal of Sawgrass and directs the firm's equity management and research efforts.

Patrick Riley, CFA, generates new ideas for Sawgrass's portion of the Portfolio and has over 16 years of investment experience. Mr. Riley is a founding Partner of Sawgrass and serves as an Assistant Portfolio Manager on the small cap growth equity portfolios, and serves on the equity management research committee with direct responsibility for the firm's quantitative proprietary research modeling system.

Marc Davis, CFA, provides a fundamental review of new ideas once securities have been identified for possible inclusion into Sawgrass' portion of the Portfolio. Mr. Davis has 10 years of investment experience and serves on the firm's equity management research committee. He is primarily responsible for quantitative and fundamental search.

VICTORY
Victory, located at 127 Public Square, Cleveland, Ohio 44114, is a New York corporation registered as an investment adviser with the SEC and manages assets for institutions and individuals. Victory, a second tier subsidian of KeyCorp, had $60.9 billion in assets under management as of December 31, 2006. Victory employs a growth-oriented style using bottom-up fundamental company analysis as a basis for all investment decisions. Victory constructs its portion of the Portfolio with high-quality, large-capitalization equity securities that Victory believes are likely to produce superior earnings growth.

Earnings  growth  drives  stock  prices over time.  Victory  seeks  high-quality companies that have growing earnings, strong financial foundations, market-leadership, and superb management teams. The investment team seeks to generate alpha (relative to the Russell 1000 Growth Index) by owning a focused portfolio of high-quality growth companies that Victory believes will deliver earnings growth greater than that which the market expects. Victory employs a bottom-up, long-term approach in managing a focused portfolio of approximately 25 stocks. Victory sells a stock when the fundamental characteristics deteriorate or when a better investment opportunity is identified, and a position is reduced when a 10% position size limit is reached. Victory does not time the market and seeks to remain fully invested at all times.

An investment committee, comprised of three portfolio managers who are supported by a dedicated research team, is primarily responsible for the day-to-day management of Victory's portion of the Portfolio. The investment committee is lead by Erick F. Maronak, and includes Scott R. Kefer and Jason E. Dahl.

Erick F. Maronack,  has been the Chief  Investment  Officer,  a Senior Portfolio
Manager and a Senior Managing Director with Victory NewBridge Capital Management, a division of Victory, since July 2003. In his capacity as CIO, Mr. Maronak oversees the investment decisions for the Victory NewBridge Growth product. From 1999 to July 2003, he was the Director of Research for NewBridge Partners, LLC.

Scott R. Kefer, is a Chartered Financial Analyst Charter Holder, and a Portfolio Manager and Managing Director with Victory NewBridge Capital Management, a division of Victory. From 1999 to July 2003, he was a Portfolio Manager/Analyst for NewBridge Partners, LLC.

Jason E. Dahl, is a Chartered Financial Analyst Charter Holder, and a Portfolio Manager and Managing Director with Victory NewBridge Capital Management, a division of Victory. From 1999 to July 2003, he was a Portfolio Manager/Analyst for NewBridge Partners, LLC.

AGGREGATE FEES

Wilshire's annual advisory fee for the Large Company Growth Portfolio is 0.75% of the Portfolio's average daily net assets. For the fiscal year ended December 31, 2006, the Company paid Wilshire $4,535,976 in advisory fees for the Large Company Growth Portfolio.

For the fiscal year ended December 31, 2006, the aggregate subadvisory fees paid by Wilshire to all subadvisers with respect to the Large Company Growth Portfolio were $1,747,057. These aggregate fees represent 0.29% of the average net assets of the Large Company Growth Portfolio. The additional Subadvisers to the Portfolio will not change the annual aggregate fees paid to Wilshire with respect to the Portfolio, although the aggregate subadvisory fees will increase as a result of this change.

All subadvisory fees are paid by Wilshire and not the Portfolio. The fees paid by Wilshire to each subadviser depend on the fee rates negotiated by Wilshire and on the percentage of the Portfolio's assets allocated to the subadviser by Wilshire. Because Wilshire pays each subadviser's fees out of its own fees received from the Portfolio, there is no "duplication" of advisory fees paid. THERE WILL BE NO INCREASE IN ADVISORY FEES TO THE PORTFOLIO AND ITS SHAREHOLDERS IN CONNECTION WITH THE HIRING OF ADDITIONAL SUBADVISERS TO THE PORTFOLIO.

TERMS OF SUBADVISORY AGREEMENTS

The Agreements with CCI, Logan, Payden, Quest, Renaissance, Sawgrass and Victory continue in force until August 31, 2008, unless sooner terminated as provided in certain provisions contained in the Agreements. The Agreements will continue in force from year to year thereafter with respect to the Portfolio so long as it is specifically approved at least annually in the manner required by the 1940 Act.

Each Agreement will automatically terminate in the event of its assignment (as defined in the 1940 Act) and may be terminated at any time without payment of any penalty by Wilshire or the Subadviser on sixty days' prior written notice to the other party. Each Agreement may also be terminated by the Portfolio by action of the Board or by a vote of a majority of the outstanding voting securities of the Portfolio (as defined by the 1940 Act) on sixty days' written notice to the Subadviser by the Company.

In addition, each Agreement may be terminated with respect to the Portfolio at any time without payment of any penalty by Wilshire, the Board, or a vote of a majority of the outstanding voting securities of the Portfolio in the event that a Subadviser or any officers or directors of the Subadviser has taken any action which results in a material breach of the covenants of the Subadviser under the Agreement. The Agreements will automatically terminate with respect to the Portfolio if the Investment Advisory Agreement between Wilshire and the Company is terminated, assigned or not renewed.

ADDITIONAL DISCLOSURE REGARDING THE SUBADVISERS

CCI. The names and principal occupations of the principal executive officers of CCI, all located at located at One Station Place, Stamford CT 06902, are listed below:


NAME                     PRINCIPAL OCCUPATION/TITLE
Anthony Rizza, CFA       Senior Managing Director, Portfolio Manager
Clifford G. Fox, CFA     Senior Managing Director, Portfolio Manager
Oliver A. Marti          Managing Director, Portfolio Manager
Michael Iacono, CFA      Managing Director, Co-Portfolio Manager
Karl W. Anderson         Managing Director, Client Servicing, Marketing Officer
Frank A. Cuttita         Managing Director, Chief Administrative Officer, CCO


CCI would not disclose information regarding funds for which its acts as adviser or subadviser due to certain confidentiality agreements.

LOGAN. The names and principal occupations of the principal executive officers and each director of Logan, all located at Six Coulter Avenue, Ardmore, PA 19003, are listed below:


NAME                              PRINCIPAL OCCUPATION/TITLE
Al Besse              Managing Director              Portfolio Manager, Analyst
David P. Harrison     Managing Director              Portfolio Manager, Analyst
Stephen S. Lee        Managing Director              Portfolio Manager, Analyst
Dana H. Stewardson    Managing Director              Portfolio Manager, Analyst


The following information was provided by Logan regarding the Logan Large Cap Growth Fund, for which Logan acts as investment adviser or sub-adviser and which has investment objectives similar to that of the Portfolio:

----------------------------- ----------------------------- --------------------
FUND                          FEE RATE                       NET ASSETS AS OF
                                                             12/31/06 (MILLIONS)
----------------------------- ----------------------------- --------------------
Logan Large Cap Growth Fund   0.80% First $25 million        $287
                              0.70% Next $25 million
                              0.50% Next $25 million
                              0.45% Next $25 million
----------------------------- ----------------------------- --------------------


PAYDEN. The names and principal occupations of the principal executive officers and each director of Payden all located at 333 S. Grand Avenue, Los Angeles, California 90071 are listed below:


NAME                              PRINCIPAL OCCUPATION/TITLE
Joan Payden                       President
Brian Matthews                    Managing Principal
Asha Joshi                        Managing Principal
Christopher Orndorff              Managing Principal
James Sarni                       Managing Principal
Mary Beth Syal                    Managing Principal
Scott Weiner                      Managing Principal
Edward Garlock                    Managing Principal and General Counsel
Robin Creswell                    Managing Principal

The following information was provided by Payden regarding the below funds for which Payden acts as investment adviser or sub-adviser and which have investment objectives similar to that of the Portfolio:

------------------------ ---------------- -----------------------------------
FUND                      FEE RATE         NET ASSETS AS OF
                                           12/31/06

------------------------ ---------------- -----------------------------------
U.S. Growth Leader Fund   0.60%            $72,741,910.34
------------------------ ---------------- -----------------------------------

QUEST. The names and principal occupations of the principal executive officers and each director of Quest, all located at 1 SW Columbia Street, Suite 1100, Portland, Oregon 97258, are listed below:


NAME                              PRINCIPAL OCCUPATION/TITLE
Monte L. Johnson              Portfolio Manager/Chairman
Cameron M. Johnson            Portfolio Manager/CEO & CCO
Gregory G. Sherwood           Portfolio Manager/President
Kevin M. Johnson              Secretary/Treasurer

The following information was provided by Quest regarding the American Fidelity Dual Strategy Fund, Inc for which Quest acts as investment adviser or sub-adviser and which has investment objectives similar to that of the
Portfolio:

---------------------------------- --------------------------------------- -----------------------
FUND                                FEE RATE                                NET ASSETS AS OF
                                                                            12/31/06
---------------------------------- --------------------------------------- -----------------------
American Fidelity Dual Strategy     0.425% on first $100 million,           $44,628,899.09
Fund, Inc.                          annually.
                                    0.30% on assets over $100 million,
                                    annually.
---------------------------------- --------------------------------------- -----------------------

RENAISSANCE. The names and principal occupations of the principal executive officers and each director of Renaissance, all located at 625 Eden Park Drive, Suite 1200, Cincinnati, Ohio 45202, are listed below:

NAME                          PRINCIPAL OCCUPATION/TITLE
Michael E. Schroer, CFA       Managing Partner & Primary Portfolio Manager for Large & Mid Cap Growth Strategies
Paul A. Radomski, CPA, CFA    Managing Partner & Primary Portfolio Manager for Small & SMID Cap Growth Strategies

The following information was provided by Renaissance regarding the American Beacon Large Cap Growth Fund, Atlas Strategic Growth Fund and American Fidelity Dual Strategy Fund, for which Renaissance acts as investment adviser or subadviser and which have investment objectives similar to that of the
Portfolio:

--------------------------------------------- --------------------------------------- -----------------------------------
FUND                                          FEE RATE                                NET ASSETS AS OF 12/31/06
--------------------------------------------- --------------------------------------- -----------------------------------
American Beacon Large Cap Growth Fund         First $50 million     0.45%             $39,965,854
                                              Next $50 million      0.40%
                                              Thereafter            0.35%
--------------------------------------------- --------------------------------------- -----------------------------------
Atlas Strategic Growth Fund                   First $75 million     0.35%             $95,112,927
                                              Thereafter            0.25%
--------------------------------------------- --------------------------------------- -----------------------------------
American Fidelity Dual Strategy Fund          All assets            0.48%             $46,958,895
--------------------------------------------- --------------------------------------- -----------------------------------

SAWGRASS. The names and principal occupations of the principal executive officers and each director of Sawgrass, all located at 1579 The Greens Way, Suite 20, Jacksonville Beach, Florida 32250, are listed below:



NAME                             PRINCIPAL OCCUPATION/TITLE
Andrew M. Cantor, CFA            Principal, Director of Fixed Income Investments
Dean E. McQuiddy, CFA            Principal, Director of Equity Investments
Brian K. Monroe                  Principal, Director of Sales & Marketing


Sawgrass does not act as investment adviser or subadviser for a fund with investment objectives similar to that of the Portfolio.

VICTORY. The names and principal occupations of the principal executive officers and each director of Victory, all located at 127 Public Square, Cleveland, Ohio 44114, are listed below:


NAME                   PRINCIPAL OCCUPATION/TITLE
Kenneth F. Fox         Chief Compliance Officer
Thomas M. Seay         Chief Investment Officer of Fixed Income
Mark H. Summers        Chief Administrative Officer and Senior Managing Director
Robert L. Wagner       President and Chief Executive Officer
Richard G. Zeiger      Secretary
David C. Brown         Senior Managing Director and Chief Operating Officer
Gregory N. River       Senior Managing Director and Head of Equities


The following information was provided by Victory regarding the Victory Focused Growth Fund Fund, for which Victory acts as investment adviser or sub-adviser and which has investment objectives similar to that of the Portfolio:

-------------------------------- ------------------ ----------------------------
FUND                             FEE RATE           NET ASSETS AS OF
                                                    12/31/06
-------------------------------- ------------------ ----------------------------
Victory Focused Growth Fund      0.75%              $4,608,586
-------------------------------- ------------------ ----------------------------

                               GENERAL INFORMATION

The principal executive offices of the Company and Wilshire are located at 1299 Ocean Avenue, Suite 700, Santa Monica, CA 90401. The Company's administrator and transfer and dividend disbursing agent is PFPC Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406. The Company's distributor is PFPC Distributors, Inc., located at the same address. The Company's custodian is PFPC Trust Company, located at 8800 Tinicum Boulevard, 3rd Floor, Philadelphia, PA 19153. Counsel to the Company and the Independent Directors is Vedder, Price, Kaufman & Kammholz, P.C., 222 North LaSalle Street, Chicago, Illinois 60601.

THE COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF THE MOST RECENT ANNUAL REPORT AND SEMI-ANNUAL REPORT TO SHAREHOLDERS OF THE COMPANY UPON REQUEST. REQUESTS FOR SUCH REPORTS SHOULD BE DIRECTED TO WILSHIRE MUTUAL FUNDS, INC., C/O PFPC INC., P.O. BOX 9807, PROVIDENCE, RHODE ISLAND 02940, OR BY CALLING 1-888-200-6796.

                                                                      APPENDIX A


                                     FORM OF
                        INVESTMENT SUB-ADVISORY AGREEMENT

                  This Investment Sub-Advisory Agreement ("Agreement") is made as of the________ day of _________, 2006 by and between Wilshire Associates Incorporated, a California corporation ("Adviser"), and ______________, a registered investment adviser ("Sub-Adviser").

         WHEREAS Adviser is the investment adviser of the Wilshire Mutual Funds, Inc. (the "Fund"), an open-end diversified, management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"), currently consisting of five separate series or portfolios (collectively, the "Fund Portfolios") including the including the Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio, and the Dow Jones Wilshire 5000 Index Portfolio;

         WHEREAS Adviser desires to retain Sub-Adviser to furnish investment advisory services for the Fund Portfolio(s) as described in Exhibit 1 - Fund Portfolio Listing, as may be amended from time to time, and Sub-Adviser wishes to provide such services, upon the terms and conditions set forth herein;

         NOW  THEREFORE,   in  consideration  of  the  mutual  covenants  herein
         contained, the parties agree as follows:

1. APPOINTMENT. Adviser hereby appoints Sub-Adviser to provide certain sub-investment advisory services to each Fund Portfolio for the period and on the terms set forth in this Agreement. Sub-Adviser hereby accepts such appointment and agrees to furnish the services set forth for the compensation herein provided.

2. SUB-ADVISER SERVICES. Subject always to the supervision of the Fund's Board of Directors and Adviser, Sub-Adviser will furnish an investment program in respect of, and make investment decisions for, such portion of the assets of each Fund Portfolio as Adviser shall from time to time designate (each a "Portfolio Segment") and place all orders for the purchase and sale of securities on behalf of each Portfolio Segment. In the performance of its duties, Sub-Adviser will satisfy its fiduciary duties to the Fund and each Fund Portfolio and will monitor a Portfolio Segment's investments, and will comply with the provisions of the Fund's Articles of Incorporation and By-laws, as amended from time to time, and the stated investment objectives, policies and restrictions of each Fund Portfolio as set forth in the prospectus and Statement of Additional Information for each Fund Portfolio, as amended from time to time, as well as any other objectives, policies or limitations as may be provided by Adviser to Sub-Adviser in writing from time to time.

         Sub-Adviser will provide reports at least quarterly to the Board of Directors and to Adviser. Sub-Adviser will make its officers and employees available to Adviser and the Board of Directors from time to time at reasonable times to review investment policies of each Fund Portfolio with respect to each Portfolio Segment and to consult with Adviser regarding the investment affairs of each Portfolio Segment.

Sub-Adviser agrees that it:

         (a) will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

         (b) will conform with all applicable provisions of the 1940 Act and rules and regulations of the Securities and Exchange Commission in all material respects and in addition will conduct its activities under this Agreement in accordance with any applicable laws and regulations of any governmental authority pertaining to its investment advisory activities, including all portfolio diversification requirements necessary for each Portfolio Segment to comply with subchapter M of the Internal Revenue Code as if each were a regulated investment company thereunder;

         (c) to the extent authorized by Adviser in writing, and to the extent permitted by law, will execute purchases and sales of portfolio securities and other investments for each Portfolio Segment through brokers or dealers designated by management of the Fund to Adviser for the purpose of providing direct benefits to the Fund, provided that Sub-Adviser determines that such brokers or dealers will provide best execution in view of all appropriate factors, and is hereby authorized as the agent of the Fund to give instructions to the Fund's custodian as to deliveries of securities or other investments and payments of cash of each Portfolio Segment to such brokers or dealers for the account of the relevant Fund Portfolio. Adviser and the Fund understand that the brokerage commissions or transaction costs in such transactions may be higher than those which the Sub-Adviser could obtain from another broker or dealer, in order to obtain such benefits for the Fund;

         (d) is authorized to and will select all other brokers or dealers that will execute the purchases and sales of portfolio securities for each Portfolio Segment and is hereby authorized as the agent of the Fund to give instructions to the Fund's custodian as to deliveries of securities or other investments and payments of cash of each Portfolio Segment for the account of each Fund Portfolio. In making such selection, Sub-Adviser is directed to use its best efforts to obtain best execution, which includes most favorable net results and execution of a Portfolio Segment's orders, taking into account all appropriate factors, including price, dealer spread or commission, size and difficulty of the transaction and research or other services provided. With respect to transactions under sub-paragraph (c) or this sub-paragraph (d), it is understood that Sub-Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund or in respect of any Fund Portfolio, or be in breach of any obligation owing to the Fund or in respect of any Fund Portfolio under this Agreement, or otherwise, solely by reason of its having caused a Fund Portfolio to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction of a Fund Portfolio in excess of the amount of commission another member of an exchange, broker or dealer would have charged if Sub-Adviser determined in good faith that the commission paid was reasonable in relation to the brokerage and research services provided by such member, broker, or dealer, viewed in terms of that particular transaction or Sub-Adviser's overall responsibilities with respect to its accounts, including the Fund, as to which it exercises investment discretion. The Adviser may, from time to time, engage other sub-advisers to advise portions of a Fund Portfolio other than the Portfolio Segment. The Sub-Adviser agrees that it will not consult with any other sub-adviser engaged by the Adviser with respect to transactions in securities or other assets concerning a Fund Portfolio, except to the extent permitted by certain exemptive rules under the 1940 Act that permit certain transactions with a sub-adviser or its affiliates.

         (e) is authorized to consider for investment by each Portfolio Segment securities that may also be appropriate for other funds and/or clients served by Sub-Adviser. To assure fair treatment of each Portfolio Segment and all other clients of Sub-Adviser in situations in which two or more clients' accounts participate simultaneously in a buy or sell program involving the same security, such transactions will be allocated among each Portfolio Segment and other clients in a manner deemed equitable by Sub-Adviser. Sub-Adviser is authorized to aggregate purchase and sale orders for securities held (or to be held) in each Portfolio Segment with similar orders being made on the same day for other client accounts or portfolios managed by Sub-Adviser. When an order is so aggregated, the actual prices applicable to the aggregated transaction will be averaged and each Portfolio Segment and each other account or portfolio participating in the aggregated transaction will be treated as having purchased or sold its portion of the securities at such average price, and all transaction costs incurred in effecting the aggregated transaction will be shared on a pro-rata basis among the accounts or portfolios (including each Portfolio Segment) participating in the transaction. Adviser and the Fund understand that Sub-Adviser may not be able to aggregate transactions through brokers or dealers designated by Adviser with transactions through brokers or dealers selected by Sub-Adviser, in which event the prices paid or received by each Portfolio Segment will not be so averaged and may be higher or lower than those paid or received by other accounts or portfolios of Sub-Adviser;

         (f) will report regularly to Adviser and to the Board of Directors and will make appropriate persons available for the purpose of reviewing with representatives of Adviser and the Board of Directors on a regular basis at reasonable times the management of each Portfolio Segment, including without limitation, review of the general investment strategies of each Portfolio Segment, the performance of each Portfolio Segment in relation to standard industry indices, interest rate considerations and general conditions affecting the marketplace, and will provide various other reports from time to time as reasonably requested by Adviser;

         (g) will prepare such books and records with respect to each Portfolio Segment's securities transactions as requested by Adviser and will furnish Adviser and the Fund's Board of Directors such periodic and special reports as the Board or Adviser may reasonably request;

         (h) will vote all proxies with respect to securities in each Portfolio Segment; and

         (i) will act upon reasonable instructions from Adviser which, in the reasonable determination of Sub-Adviser, are not inconsistent with Sub-Adviser's fiduciary duties under this Agreement.

3. EXPENSES. During the term of this Agreement, Sub-Adviser will provide the office space, furnishings, equipment and personnel required to perform its activities under this Agreement, and will pay all customary management expenses incurred by it in connection with its activities under this Agreement, which shall not include the cost of securities (including brokerage commissions, if any) purchased for each Portfolio Segment. Sub-Adviser agrees to bear any Portfolio expenses caused by future changes at Sub-Adviser, such expenses including but not limited to preparing, printing, and mailing to Portfolio shareholders of information statements or stickers to or complete prospectuses or statements of additional information.

4. COMPENSATION. For the services provided and the expenses assumed under this Agreement, Adviser will pay Sub-Adviser, and Sub-Adviser agrees to accept as full compensation therefor, a sub-advisory fee computed and paid as set forth in Exhibit 2 - Fee Schedule.

5. OTHER SERVICES. Sub-Adviser will for all purposes herein be deemed to be an independent contractor and will, unless otherwise expressly provided or authorized, have no authority to act for or represent Adviser, the Fund or a Fund Portfolio or otherwise be deemed an agent of Adviser, the Fund or a Fund Portfolio. Adviser understands and has advised the Fund's Board of Directors that Sub-Adviser may act as an investment adviser or sub-investment adviser to other investment companies and other advisory clients. Sub-Adviser understands that during the term of this Agreement Adviser may retain one or more other sub-advisers with respect to any portion of the assets of a Fund Portfolio other than each Portfolio Segment.

6. AFFILIATED BROKER. Sub-Adviser or an affiliated person of Sub-Adviser may act as broker for each Fund Portfolio in connection with the purchase or sale of securities or other investments for each Portfolio Segment, subject to:
(a) the requirement that Sub-Adviser seek to obtain best execution as set forth above; (b) the provisions of the Investment Advisers Act of 1940, as amended (the "Advisers Act"); (c) the provisions of the Securities Exchange Act of 1934, as amended; and (d) other applicable provisions of law. Subject to the requirements of applicable law and any procedures adopted by the Fund's Board of Directors, Sub-Adviser or its affiliated persons may receive brokerage commissions, fees or other remuneration from the Fund Portfolio or the Fund for such services in addition to Sub-Adviser's fees for services under this Agreement.

7. REPRESENTATIONS OF SUB-ADVISER. Sub-Adviser is registered with the Securities and Exchange Commission under the Advisers Act Sub-Adviser shall remain so registered throughout the term of this Agreement and shall notify Adviser immediately if Sub-Adviser ceases to be so registered as an investment adviser. Sub-Adviser: (a) is duly organized and validly existing under the laws of the state of its organization with the power to own and possess its assets and carry on its business as it is now being conducted, (b) has the authority to enter into and perform the services contemplated by this Agreement, (c) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement, (d) has met, and will continue to seek to meet for the duration of this Agreement, any other applicable federal or state requirements, and the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform its services under this Agreement, (e) will promptly notify Adviser of the occurrence of any event that would disqualify it from serving as an investment adviser to an investment company pursuant to Section 9(a) of the 1940 Act, and (f) will notify Adviser of any change in control of the Sub-Adviser within a reasonable time after such change.

8.       BOOKS AND RECORDS.  Adviser  acknowledges  receipt of Sub-Adviser's ADV
Part II. Sub-Adviser will maintain, in the form and for the period required by Rule 31a-2 under the 1940 Act, all records relating to each Portfolio Segment's investments that are required to be maintained by the Fund pursuant to the requirements of paragraphs (b)(5), (b)(6), (b)(7), (b)(9), (b)(10) and (f) of Rule 31a-1 under the 1940 Act. Sub-Adviser agrees that all books and records which it maintains for each Fund Portfolio or the Fund are the property of the Fund and further agrees to surrender promptly to the Adviser or the Fund any such books, records or information upon the Adviser's or the Fund's request (provided, however, that Sub-Adviser may retain copies of such records). All such books and records shall be made available, within five business days of a written request, to the Fund's accountants or auditors during regular business hours at Sub-Adviser's offices. Adviser and the Fund or either of their authorized representatives shall have the right to copy any records in the possession of Sub-Adviser which pertain to each Fund Portfolio or the Fund. Such books, records, information or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this Agreement, all such books, records or other information shall be returned to Adviser or the Fund (provided, however, that Sub-Adviser may retain copies of such records as required by law).

Sub-Adviser agrees that it will not disclose or use any records or confidential information obtained pursuant to this Agreement in any manner whatsoever except as authorized in this Agreement or in writing by Adviser or the Fund, or if such disclosure is required by federal or state regulatory authorities. Sub-Adviser may disclose the investment performance of each Portfolio Segment, provided that such disclosure does not reveal the identity of Adviser, each Fund Portfolio or the Fund or the composition of each Portfolio Segment. Sub-Adviser may, however, disclose that Adviser, the Fund and each Fund Portfolio are its clients. Notwithstanding the foregoing, Sub-Adviser may disclose (i) the investment performance of each Portfolio Segment to Fund officers and directors and other service providers of the Fund, and (ii) any investment performance that is public information to any person.

9. CODE OF ETHICS. Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide Adviser and the Fund with a copy of such code. Within 35 days of the end of each calendar quarter during which this Agreement remains in effect, the chief compliance officer of Sub-Adviser shall certify to Adviser or the Fund that Sub-Adviser has complied with the requirements of Rule 17j-1 during the previous quarter and that there have been no violations of Sub-Adviser's code of ethics or, if any violation has occurred that is material to the Fund, the nature of such violation and of the action taken in response to such violation.

10. LIMITATION OF LIABILITY. Neither Sub-Adviser nor any of its partners, officers, stockholders, agents or employees shall have any liability to Adviser, the Fund or any shareholder of the Fund for any error of judgment, mistake of law, or loss arising out of any investment, or for any other act or omission in the performance by Sub-Adviser of its duties hereunder, except for liability resulting from willful misfeasance, bad faith, or negligence on Sub-Adviser's part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement, except to the extent otherwise provided in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

Sub-Adviser agrees to indemnify and defend Adviser, its officers, directors, employees and any person who controls Adviser for any loss or expense (including reasonable attorneys' fees) arising out of or in connection with any claim, demand, action, suit or proceeding relating to any actual or alleged material misstatement or omission in the Fund's registration statement, any proxy statement, or any communication to current or prospective investors in each Fund Portfolio, made by Sub-Adviser and provided to Adviser or the Fund by Sub-Adviser.

11. TERM AND TERMINATION. This Agreement shall become effective with respect to each Portfolio Segment on __________, 2006, and shall remain in full force until August 31, 2008, unless sooner terminated as hereinafter provided. This Agreement shall continue in force from year to year thereafter with respect to each Fund Portfolio, but only as long as such continuance is specifically approved for each Fund Portfolio at least annually in the manner required by the 1940 Act and the rules and regulations thereunder; provided, however, that if the continuation of this Agreement is not approved for a Fund Portfolio, Sub-Adviser may continue to serve in such capacity for such Fund Portfolio in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

This Agreement shall terminate as follows:

         (a) This Agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act) and may be terminated with respect to any Fund Portfolio at any time without the payment of any penalty by Adviser or by Sub-Adviser on sixty days written notice to the other party. This Agreement may also be terminated by the Fund with respect to any Fund Portfolio by action of the Board of Directors or by a vote of a majority of the outstanding voting securities of such Fund Portfolio (as defined in the 1940 Act) on sixty days written notice to Sub-Adviser by the Fund.

         (b) This Agreement may be terminated with respect to any Fund Portfolios at any time without payment of any penalty by Adviser, the Board of Directors or a vote of majority of the outstanding voting securities of such Fund Portfolio in the event that Sub-Adviser or any officer or director of Sub-Adviser has taken any action which results in a material breach of the covenants of Sub-Adviser under this Agreement.

         (c) This Agreement shall automatically terminate with respect to a Fund Portfolio in the event the Investment Management Agreement between Adviser and the Fund with respect to that Fund Portfolio is terminated, assigned or not renewed.

Termination of this Agreement shall not affect the right of Sub-Adviser to receive payments of any unpaid balance of the compensation described in Section 4 earned prior to such termination.

12. NOTICE. Any notice under this Agreement by a party shall be in writing, addressed and delivered, mailed postage prepaid, or sent by facsimile transmission with confirmation of receipt, to the other party at such address as such other party may designate for the receipt of such notice.

13. LIMITATIONS ON LIABILITY. The obligations of the Fund entered into in the name or on behalf thereof by any of its directors, representatives or agents are made not individually but only in such capacities and are not binding upon any of the directors, officers, or shareholders of the Fund individually but are binding upon only the assets and property of the Fund, and persons dealing with the Fund must look solely to the assets of the Fund and those assets belonging to each Fund Portfolio for the enforcement of any claims.

14. ADVISER RESPONSIBILITY. Adviser will provide Sub-Adviser with copies of the Fund's Articles of Incorporation, By-laws, prospectus, and Statement of Additional Information and any amendment thereto, and any objectives, policies or limitations not appearing therein as they may be relevant to Sub-Adviser's performance under this Agreement; provided, however, that no changes or modifications to the foregoing shall be binding on Sub-Adviser until it is notified thereof.

15. ARBITRATION OF DISPUTES. Any claim or controversy arising out of or relating to this Agreement which is not settled by agreement of the parties shall be settled by arbitration in Santa Monica, California before a panel of three arbitrators in accordance with the commercial arbitration rules of the American Arbitration Association then in effect. The parties agree that such arbitration shall be the exclusive remedy hereunder, and each party expressly waives any right it may have to seek redress in any other forum. Any arbitrator acting hereunder shall be empowered to assess no remedy other than payment of fees and out-of-pocket damages. Each party shall bear its own expenses of arbitration, and the expenses of the arbitrators and of a transcript of any arbitration proceeding shall be divided equally between the parties. Any decision and award of the arbitrators shall be binding upon the parties, and judgment thereon may be entered in the Superior Court of the State of California or any other court having jurisdiction. If litigation is commenced to enforce any such award, the prevailing party will be entitled to recover reasonable attorneys' fees and costs.

16. MISCELLANEOUS. This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof and may be amended only by written consent of both parties. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby. This Agreement will be binding upon and shall inure to the benefit of the parties and their respective successors.

17. APPLICABLE LAW. This Agreement shall be construed in accordance with applicable federal law and the laws of the state of California.

Adviser and Sub-Adviser have caused this Agreement to be executed as of the date and year first above written.

WILSHIRE ASSOCIATES INCORPORATED         (SUB ADVISOR)


By:_________________________________     By:_________________________________


Title:______________________________     Title:______________________________

                                    EXHIBIT 1
                             FUND PORTFOLIO LISTING

                                    EXHIBIT 2
                                  FEE SCHEDULE

                  Adviser shall pay Sub-Adviser, promptly after receipt by Adviser of its advisory fee from the Fund with respect to each Fund Portfolio each calendar month during the term of this Agreement, a fee based on the average daily net assets of each Portfolio Segment, at the following annual rates:

                  _____________ Portfolio:  ________%

                  Sub-Adviser's fee shall be accrued daily at 1/365th of the annual rate set forth above. For the purpose of accruing compensation, the net assets of each Portfolio Segment will be determined in the manner and on the dates set forth in the current prospectus of the Fund with respect to each Fund Portfolio and, on days on which the net assets are not so determined, the net asset value computation to be used will be as determined on the immediately preceding day on which the net assets were determined. Upon the termination of this Agreement, all compensation due through the date of termination will be calculated on a pro-rata basis through the date of termination and paid within thirty business days of the date of termination.

                                   APPENDIX B
           SHAREHOLDERS OWNING BENEFICIALLY OR OF RECORD MORE THAN 5%
                      OF THE LARGE COMPANY GROWTH PORTFOLIO
                             INVESTMENT CLASS SHARES

                                                                                 PERCENTAGE OWNED AS OF
SHAREHOLDERS                                                                         MARCH 30, 2007
-------------------------------------------------------------------------------- ----------------------
Charles Schwab & Co.                                                                       71.1%
Attn: Mutual Funds
Reinvest Account
101 Montgomery Street
San Francisco, CA 94104

Horace Mann Life Insurance Company                                                         5.00%
1 Horace Mann Plaza
Springfield, IL 62715

           SHAREHOLDERS OWNING BENEFICIALLY OR OF RECORD MORE THAN 5%
                      OF THE LARGE COMPANY GROWTH PORTFOLIO
                           INSTITUTIONAL CLASS SHARES

                                                                                 PERCENTAGE OWNED AS OF
SHAREHOLDERS                                                                         MARCH 30, 2007
-------------------------------------------------------------------------------- ----------------------
Charles Schwab & Co.                                                                      21.21%
Attn: Mutual Funds
Reinvest Account
101 Montgomery Street
San Francisco, CA 94104

Horace Mann Life Insurance Company                                                        12.05%
1 Horace Mann Plaza
Springfield, IL 62715

Mori & Co.                                                                                11.98%
PO Box 13366
Kansas City, MO 64199-3366

NFS LLC FEBO                                                                               5.86%
101 N Broadway Ave Ste 300
Oklahoma City, OK 73126



                                     B - 1